To the Shareholders

Seligman New Jersey Municipal Fund posted strong results for its fiscal year ended September 30, 1998. Although the growth of the US economy slowed from its record pace, the expansion continued. Inflation and interest rates reached their lowest levels in a quarter century, and unemployment was at its lowest level since 1970.

Despite ongoing strength in the US, economic turmoil spread throughout the rest of the world. The Asian financial crisis worsened, Japan failed to resolve its banking problems, Russia's economy became chaotic, and economic crises loomed throughout much of Latin America, particularly in Brazil. Fears of risk in nearly all types of financial assets drove investors out of the equity markets and into the relative safety and quality of investments such as US Treasury bonds, often a haven from a turbulent stock market. This "flight to quality" helped create an attractive environment for municipal bonds.

Major factors influencing the market for municipal bonds over the year were the prolonged Treasury bond rally and heavy issuance of municipal securities. Municipal bond holders fared well as interest rates generally declined over this time period. Nonetheless, the performance of the municipal market lagged that of the Treasury bond market, as investors focused on quality because of concerns about financial instability. Treasury bond prices rose sharply over the 12-month period, sending yields significantly lower. At one point in the period, selected municipal obligations traded at the same yield as Treasuries, even though municipals offered more favorable tax treatment.

Looking ahead, we see the favorable climate for municipal bonds continuing. Low inflation and a growing economy should serve to protect the value of municipal investments. Fewer new issues may be entering the market, which could tighten the supply/demand balance. This could improve overall total rate-of-return prospects. Also, although the US economy continues to grow, this growth is slowing, and the global situation is forcing the Federal Reserve into a more benign strategy on interest rates. The Fed has already cut short-term rates twice, and we expect more cuts until a semblance of international stability emerges. Finally, the municipal market's record of safety and stability offers further appeal to investors in these more troubled times, especially as equity market volatility continues.

All in all, we feel the investment attractiveness of municipals remains compelling. In this period of global economic uncertainty and low interest rates, municipals are an appropriate alternative for those investors with suitable investment requirements.

As you may know, companies are modifying their computer systems to recognize dates of January 1, 2000, and beyond. This is often referred to as the "Y2K" problem. Unless systems are updated, many applications may interpret the last two digits of the year to mean 1900 instead of 2000. J. & W. Seligman & Co. Incorporated, the Seligman Investment Companies, and Seligman Data Corp., your shareholder service agent, have jointly established a team to ensure that your investment and shareholder services are not disrupted. This team is supported by consulting firms specializing in Y2K solutions. Substantial work has been performed to date, and we are confident that when our plans are finalized and all systems are tested, there will be no disruption in the services provided by your Fund.

Thank you for your continued support of Seligman New Jersey Municipal Fund. We look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Manager, performance overview, portfolio holdings, and financial statements follow this letter.

By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                                             /s/ Brian T. Zino
                                                             -----------------
                                                             Brian T. Zino
                                    President

October 30, 1998

Interview With Your Portfolio Manager,
Thomas G. Moles

Q. What economic factors influenced Seligman New Jersey Municipal Fund in the last 12 months?

A. The continuing combination of low inflation, low unemployment, and steady economic growth throughout the past 12 months sustained what became one of the nation's longest peacetime economic expansions. This contributed to the overall improvement of the financial condition of America's states, cities, and municipalities. Over the past year, credit rating upgrades significantly outnumbered rating downgrades. These upgrades enhanced the overall creditworthiness of the municipal marketplace.

    But, by the end of your Fund's fiscal year, there was widespread expectation that the US may be unable to avoid the economic slowdown that has already gripped much of the world. While many economists were calling a recession unlikely, the fact that they were including its potential in their forecasts implied that the ongoing domestic economic expansion would not continue. In the final months of the fiscal year, turmoil in world markets began to contribute to a modest slowdown in the pace of US economic growth, and prevented an acceleration in the rate of inflation. In September, the Federal Reserve Board lowered the federal funds rate by one-quarter of one percent. With a warning that growing fear among investors and lenders was threatening the nation's economic expansion, the Fed unexpectedly cut interest rates again in October, the first time in four and a half years that the central bank had changed interest-rate policy outside one of its normally scheduled meetings. This unusual timing suggested that the Fed believed that the domestic economy is beginning to deteriorate as the worldwide financial crisis gains momentum, and that a credit shortage may be developing that could further curb growth. Fed officials have hinted that more interest-rate reductions will ensue if the global financial turmoil escalates. Declining US equity markets reflected these fears, as investors sold stocks in favor of the relative safety and quality of US Treasury bonds, which are often considered a haven from a volatile stock market.

A TEAM APPROACH

Seligman New Jersey Municipal Fund is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr. Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund's investment objective.

[PHOTO]
Seligman Municipals Team: (from left) Audrey Kuchtyak, Theresa Barion, Debra McGuinness, (seated) Eileen Comerford, Thomas G. Moles (Portfolio Manager)

Interview With Your Portfolio Manager,
Thomas G. Moles

Q. What market factors influenced Seligman New Jersey Municipal Fund in the last 12 months?

A. Overall, Seligman New Jersey Municipal Fund ended its fiscal year on a positive note. During the period, long-term municipal yields fluctuated within a narrow range, decreasing by almost one-half of a point. The declining interest-rate environment led to rising prices for the majority of holdings and competitive performance results for the Fund's net asset value.

    However, the municipal market underperformed the US Treasury market during the 12-month period. The ongoing strength in the economy over the year caused the supply of Treasury bonds to shrink, as the federal government needed to borrow less after running its first budget surplus in 29 years. But, the solid economy and low interest rates caused the supply of municipal bonds to grow. The net reduction in Treasury financing and the increasing municipal bond issuance was compounded by the increased investor demand for Treasuries. These factors caused the decline in Treasury yields to significantly outpace the drop in municipal yields. Because of these factors, long-term municipal bonds have not been as attractive, relative to long-term Treasuries, since 1986, when proposed tax legislation threatened the tax-exempt status of municipal securities.

Q.  What was your investment strategy?

A. Throughout the 12-month period, the long-term interest-rate outlook was positive, and Seligman New Jersey Municipal Fund was positioned to benefit from the declining interest-rate environment. The Seligman Municipals Team engaged in duration-extension trades, selling shorter-term holdings and replacing them with long-term, current-coupon bonds. Current-coupon bonds have coupon rates that are at or near current market rates. Generally, when long-term bond yields decline, the prices appreciate more than those of shorter-term bonds.

    During the past 12 months, we also improved the call protection of the portfolios. As the bonds within the portfolio mature, older holdings approach their optional call dates (a callable bond can be redeemed by the issuer, prior to maturity, on specified dates and at predetermined prices). Declining interest rates increase the risk that these bonds will be called by the issuer. The lower interest-rate environment over the 12-month period prompted many municipal issuers to retire outstanding, higher-coupon debt. Additionally, as a direct result of the significant increase in refunding volume, many of the portfolio's holdings were advance-refunded, which had a positive impact on performance. In general, when a municipal bond is refunded, total return performance is improved, and the bond's rating is often upgraded.

Q.  What is your outlook?

A. Long-term municipal yields have fallen to levels not seen in many years. Municipal securities continue to offer a significant yield advantage compared to the after-tax returns of other fixed-income investments. Further, as the yield spread between municipal and Treasury bonds normalizes, municipal market performance should improve, relative to the Treasury market. Finally, the municipal market's record of safety and stability may become more appealing as volatility persists in the US equity markets. Consequently, we remain optimistic about the long-term prospects for the municipal bond market, and for Seligman New Jersey Municipal Fund.

Performance Overview and Portfolio Summary

    This chart compares a $10,000 hypothetical investment made in Seligman New Jersey Municipal Fund Class A shares with and without the initial 4.75% maximum sales charge, for the 10-year period ended September 30, 1998, to a $10,000 hypothetical investment made in the Lehman Brothers Municipal Bond Index (Lehman Index) for the same period. The performance of Seligman New Jersey Municipal Fund Class D shares is not shown in this chart but is included in the table on page 5. It is important to keep in mind that the Lehman Index does not include any fees or sales charges and does not reflect state-specific bond market performance. The table on page 5 also includes relevant portfolio characteristics.

         With Sales Charge    Without Sales Charge    Lehman Index

9/30/88        9,523                10,000               10,000
12/31/88       9,822                10,315               10,185
3/31/89        9,918                10,415               10,252
6/30/89       10,543                11,071               10,859
9/30/89       10,466                10,990               10,867
12/31/89      10,860                11,405               11,284
3/31/90       10,836                11,379               11,335
6/30/90       11,100                11,657               11,600
9/30/90       10,994                11,545               11,607
12/31/90      11,596                12,177               12,107
3/31/91        11836                12,429               12,381
6/30/91       12,082                12,688               12,645
9/30/91       12,530                13,158               13,136
12/31/91      12,876                13,521               13,578
3/31/92       12,858                13,502               13,619
6/30/92       13,431                14,104               14,136
9/30/92       13,745                14,434               14,511
12/31/92      14,033                14,736               14,775
3/31/93       14,574                15,305               15,323
6/30/93       15,145                15,904               15,824
9/30/93       15,672                16,457               16,359
12/31/93      15,769                16,560               16,588
3/31/94       14,881                15,627               15,677
6/30/94       14,968                15,718               15,851
9/30/94       15,006                15,758               15,959
12/31/94      14,799                15,541               15,729
3/31/95       15,802                16,594               16,841
6/30/95       16,114                16,922               17,247
9/30/95       16,472                17,298               17,744
12/31/95      17,102                17,960               18,475
3/31/96       16,806                17,649               18,251
6/30/96       16,979                17,830               18,392
9/30/96       17,356                18,226               18,815
12/31/96      17,684                18,570               19,295
3/31/97       17,588                18,470               19,250
6/30/97       18,149                19,059               19,914
9/30/97       18,737                19,676               20,516
12/31/97      19,263                20,229               21,072
3/31/98       19,457                20,432               21,314
6/30/98       19,785                20,777               21,638
9/30/98       20,398                21,421               22,302


    The performance of Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

    Performance data quoted represent changes in prices and assume that all distributions within the period are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

Performance Overview and Portfolio Summary

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
For Periods Ended September 30, 1998

                                                                             AVERAGE ANNUAL
                                                             ------------------------------------------------
                                                                                                    CLASS D
                                                                                                     SINCE
                                                  SIX         ONE          FIVE          10        INCEPTION
                                                MONTHS*      YEAR          YEARS        YEARS       2/1/94
                                              ---------     ------        -------      -------   ------------
CLASS A**
With Sales Charge                                (0.16)%       3.66%         4.39%        7.39%        n/a
Without Sales Charge                              4.84         8.87          5.41         7.92         n/a

CLASS D**
With 1% CDSC                                      3.27         6.97           n/a          n/a         n/a
Without CDSC                                      4.27         7.97           n/a          n/a        4.78%
LEHMAN INDEX***                                   4.64         8.71          6.40         8.35        6.29+

NET ASSET VALUE                                            DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                           For Periods Ended September 30, 1998

             9/30/98        3/31/98       9/30/97                     DIVIDENDS0      CAPITAL GAIN0      SEC YIELD00
            --------       --------      --------                     -----------     -------------      -----------
CLASS A        $7.78         $7.59         $7.56           CLASS A       $0.346           $0.081            3.73%
CLASS D         7.86          7.68          7.64           CLASS D        0.289            0.081            3.17

HOLDINGS BY MARKET SECTOR++                                MOODY'S/S&P RATINGS++
Revenue Bonds                      81%                     Aaa/AAA                     53%
General Obligation Bonds           19                      Aa/AA                       18
                                                           A/A                         20
                                                           Baa/BBB                      9

WEIGHTED AVERAGE MATURITY  24.2 years

------------------
  * Returns for periods of less than one year are not annualized.

 ** Return  figures  reflect  any change in price and  assume all  distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class D shares are calculated with and without the effect of the 1% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase. A portion of the Fund's income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax.

*** The Lehman Index is an unmanaged index that does not include any fees or sales charges and does not reflect state-specific bond market performance. Investors cannot invest directly in an index.

  + From 1/31/94.

  0 Represents  per share amount paid or declared  for the year ended  September
    30, 1998.

 00 Current yield, representing the annualized yield for the 30-day period ended
    September 30, 1998, has been computed in accordance with SEC regulations and will vary.

 ++ Percentages based on market values of long-term holdings at September 30, 1998.

Portfolio of Investments
September 30, 1998

   FACE                                                                                       RATINGS+         MARKET
  AMOUNT                                   MUNICIPAL BONDS                                   MOODY'S/S&P        VALUE
----------                               -------------------                                 ------------    -----------
$2,500,000     Brick Township Municipal Utilities Authority, NJ Rev., 6 1/2% due 12/1/2012        Aaa/AAA    $ 2,782,100

 1,000,000     Camden County, NJ Health Systems Improvement Authority Rev. (Catholic
                  Health East), 5% due 11/15/2028 ......................................          Aaa/AAA      1,006,960

 3,000,000     Howell Township, NJ GOs, 6.80% due 1/1/2014 .............................          Aaa/AAA      3,305,370

 3,000,000     Middletown, NJ Board of Education School GOs, 5.80% due 8/1/2019 ........          Aaa/AAA      3,286,590

 2,000,000     New Jersey Economic Development Authority Rev. (The Trustees
                  of the Lawrenceville School Project), 5 3/4% due 7/1/2016  ...........           Aa2/NR      2,191,100

 3,000,000     New Jersey Economic Development Authority Gas Facilities Rev.
                  (NUI Corporation Project), 5.70% due 6/1/2032* .......................          Aaa/AAA      3,223,170

 2,900,000     New Jersey Economic Development Authority Sewage Facilities Rev.
                  (Anheuser-Busch Project), 5.85% due 12/1/2030* .......................           A1/A+       3,173,963

 1,000,000     New Jersey Economic Development Authority Water Facilities Rev.
                  (Middlesex Water Co. Project), 5.20% due 10/1/2022....................          Aaa/AAA      1,017,010

 3,000,000     New Jersey Economic Development Authority Water Facilities Rev.
                  (New Jersey American Water Co., Inc.), 5 3/8% due 5/1/2032* ..........           Aaa/AAA     3,112,350

 3,000,000     New Jersey Educational Facilities Financing Authority Rev.
                  (Institute for Advanced Study), 5% due 7/1/2021.......................           Aaa/AA+     3,032,100

 2,000,000     New Jersey Educational Facilities Financing Authority Rev.
                  (Princeton University), 6% due 7/1/2024 ..............................           Aaa/AAA     2,218,780

 1,000,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (St. Clare's Riverside Medical Center), 5 3/4% due 7/1/2014 ..........           Aaa/AAA     1,082,920

 1,000,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (The Medical Center at Princeton), 5% due 7/1/2028 ...................           Aaa/AAA     1,007,000

 3,000,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (Hackensack University Medical Center), 5.20% due 1/1/2028 ...........           Aaa/AAA     3,064,350

 3,000,000     New Jersey Health Care Facilities Financing Authority Rev.
                  (Holy Name Hospital), 6% due 7/1/2025 ................................           NR/BBB+     3,187,860

 2,250,000     New Jersey Health Care Facilities Financing Authority Rev. (AHS
                  Hospital Corporation), 5% due 7/1/2027 ...............................           Aaa/AAA     2,264,715

   690,000     New Jersey Housing & Mortgage Finance Agency (Home Mortgage
                  Purchase Rev.),  7 7/8% due 10/1/2016 ................................           Aaa/AAA       696,983

   220,000     New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                  7.65% due 10/1/2016 ..................................................           Aaa/AAA       229,772

------------------
+ Ratings have not been audited by Deloitte & Touche LLP.

* Interest   income  earned  from  this  security  is  subject  to  the  federal alternative minimum tax.

See Notes to Financial Statements.

                                     6

Portfolio of Investments
September 30, 1998

   FACE                                                                                       RATINGS+         MARKET
  AMOUNT                                   MUNICIPAL BONDS                                   MOODY'S/S&P        VALUE
----------                               -------------------                                 ------------    -----------
$1,500,000     New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                  6% due 10/1/2021* ....................................................          Aaa/AAA    $ 1,601,505

   250,000     New Jersey Housing & Mortgage Finance Agency (Home Buyer Rev.),
                  7.70% due 10/1/2029* .................................................          Aaa/AAA        259,930

 3,000,000     New Jersey State GOs, 5 5/8% due 7/15/2015 ..............................           Aa1/AA+     3,259,620

 3,000,000     Port Authority of New York & New Jersey Consolidated Rev.,
                  5 3/4% due 6/15/2030 .................................................           A1/AA-      3,224,460

 2,000,000     Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2036            Baa1/A      2,180,920

 3,200,000     Rutgers State University, NJ, 5.20% due 5/1/2027.........................           A1/AA       3,289,056

 2,500,000     Salem County, NJ Improvement Authority Rev. (Correctional Facility
                  & Courthouse Annex), 5.70% due 5/1/2017 ..............................          Aaa/AAA      2,660,950

 2,500,000     Salem County, NJ Pollution Control Financing Authority Waste Disposal Rev.
                  (E. I. duPont de Nemours & Co.), 6 1/8% due 7/15/2022* ...............           Aa3/AA-     2,707,750

 1,750,000     South Jersey Port Corporation, NJ Marine Terminal Rev., 6 7/8% due 1/1/2020          NR/A+      1,780,503

 1,250,000     South Jersey Port Corporation, NJ Marine Terminal Rev., 5.60% due 1/1/2023           NR/A+      1,297,012
                                                                                                             -----------
TOTAL MUNICIPAL BONDS (Cost $57,442,953)-- 98.1% ......................................................       62,144,799

VARIABLE RATE DEMAND NOTES (Cost $200,000)-- 0.3% .....................................................          200,000

OTHER ASSETS LESS LIABILITIES-- 1.6% ..................................................................          976,091
                                                                                                             -----------
NET ASSETS-- 100.0% ...................................................................................      $63,320,890
                                                                                                             ===========

------------------
+  Ratings have not been audited by Deloitte & Touche LLP.

*  Interest income earned from this security is subject to the federal alternative minimum tax.

See Notes to Financial Statements.

                                        7

Statement of Assets and Liabilities
September 30, 1998

ASSETS:
Investments, at value:
   Long-term holdings (Cost $57,442,953)..........................        $62,144,799
   Short-term holdings (Cost $200,000)............................            200,000                               $62,344,799
                                                                           ----------
Cash.................................................................................                                   103,397
Interest receivable..................................................................                                 1,021,226
Receivable for securities sold.......................................................                                    88,255
Receivable for Capital Stock sold....................................................                                    10,712
Expenses prepaid to shareholder service agent........................................                                     9,038
Other................................................................................                                       853
                                                                                                                    -----------
TOTAL ASSETS.........................................................................                                63,578,280
                                                                                                                    -----------
LIABILITIES:
Dividends payable....................................................................                                    98,042
Payable for Capital Stock repurchased................................................                                    31,350
Accrued expenses, taxes, and other...................................................                                   127,998
                                                                                                                    -----------
TOTAL LIABILITIES....................................................................                                   257,390

                                                                                                                    -----------
NET ASSETS...........................................................................                               $63,320,890
                                                                                                                    ===========
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($.001 par value; 100,000,000 shares authorized; 8,141,043 shares outstanding):
   Class A...........................................................................                               $     7,940
   Class D...........................................................................                                       201
Additional paid-in capital...........................................................                                57,863,025
Undistributed net realized gain......................................................                                   747,878
Net unrealized appreciation of investments...........................................                                 4,701,846
                                                                                                                    -----------
NET ASSETS...........................................................................                               $63,320,890
                                                                                                                    ===========
NET ASSET VALUE PER SHARE:
CLASS A ($61,738,501 / 7,939,842 shares).............................................                                     $7.78
                                                                                                                          =====
CLASS D ($1,582,389 / 201,201 shares)................................................                                     $7.86
                                                                                                                          =====

------------------
See Notes to Financial Statements.

Statement of Operations
For the Year Ended September 30, 1998

INVESTMENT INCOME:

INTEREST........................................................................................                    $3,514,055

EXPENSES:
Management fee................................................................        $  315,590
Distribution and service fees.................................................           150,403
Shareholder account services..................................................            89,399
Auditing and legal fees.......................................................            41,032
Shareholder reports and communications........................................            28,193
Registration..................................................................            15,143
Custody and related services..................................................            10,564
Directors' fees and expenses..................................................             2,240
Miscellaneous.................................................................             3,985
                                                                                      ----------
TOTAL EXPENSES..................................................................................                       656,549
                                                                                                                    ----------
NET INVESTMENT INCOME...........................................................................                     2,857,506

NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments..............................................           795,284
Net change in unrealized appreciation of investments..........................         1,665,711
                                                                                      ----------
NET GAIN ON INVESTMENTS.........................................................................                     2,460,995
                                                                                                                    ----------
INCREASE IN NET ASSETS FROM OPERATIONS..........................................................                    $5,318,501
                                                                                                                    ==========
------------------
See Notes to Financial Statements.

                                       9

Statements of Changes in Net Assets

                                                                                                     YEAR ENDED SEPTEMBER 30,
                                                                                                --------------------------------
OPERATIONS:                                                                                        1998                 1997
                                                                                                -----------          -----------
Net investment income.................................................................          $ 2,857,506          $ 3,190,601
Net realized gain on investments......................................................              795,284              640,851
Net change in unrealized appreciation of investments..................................            1,665,711            1,107,067
                                                                                                -----------          -----------
INCREASE IN NET ASSETS FROM OPERATIONS................................................            5,318,501            4,938,519
                                                                                                -----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A............................................................................           (2,793,695)          (3,147,677)
   Class D............................................................................              (63,811)             (42,924)
Net realized gain on investments:
   Class A............................................................................             (662,511)          (2,166,159)
   Class D............................................................................              (13,845)             (33,218)
                                                                                                -----------          -----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS.............................................           (3,533,862)          (5,389,978)
                                                                                                -----------          -----------

                                                                   SHARES
                                                        ------------------------------
                                                           YEAR ENDED SEPTEMBER 30,
                                                        ------------------------------
CAPITAL SHARE TRANSACTIONS:                                 1998               1997
                                                        -----------        -----------
Net proceeds from sale of shares:
   Class A........................................          351,084            945,721            2,673,614            7,009,688
   Class D........................................           35,932             63,366              277,146              479,673
Shares issued in payment of dividends:
   Class A........................................          211,791            243,739            1,609,925            1,811,306
   Class D........................................            6,154              4,274               47,336               32,136
Exchanged from associated Funds:
   Class A........................................          376,982            411,620            2,858,633            3,035,982
   Class D........................................           74,609              2,882              573,703               22,069
Shares issued in payment of gain distributions:
   Class A........................................           66,337            215,373              496,199            1,595,916
   Class D........................................            1,655              3,939               12,516               29,503
                                                        -----------        -----------          -----------          -----------
Total.............................................        1,124,544          1,890,914            8,549,072           14,016,273
                                                        -----------        -----------          -----------          -----------
Cost of shares repurchased:
   Class A........................................       (1,024,527)        (1,964,212)          (7,783,891)         (14,557,171)
   Class D........................................          (84,855)           (54,046)            (653,515)            (408,164)
Exchanged into associated Funds:
   Class A........................................         (322,964)          (290,897)          (2,454,147)          (2,146,414)
   Class D........................................           --                 (2,553)           --                     (19,210)
                                                        -----------        -----------          -----------          -----------
Total.............................................       (1,432,346)        (2,311,708)         (10,891,553)         (17,130,959)
                                                        -----------        -----------          -----------          -----------
DECREASE IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS.............................         (307,802)          (420,794)          (2,342,481)          (3,114,686)
                                                         ==========         ==========           ----------           ----------
DECREASE IN NET ASSETS................................................................             (557,842)          (3,566,145)

NET ASSETS:
Beginning of year.....................................................................           63,878,732           67,444,877
                                                                                                -----------          -----------
END OF YEAR...........................................................................          $63,320,890          $63,878,732
                                                                                                ===========          ===========
------------------
See Notes to Financial Statements.

Notes to Financial Statements

1. MULTIPLE CLASSES OF SHARES -- Seligman New Jersey Municipal Fund, Inc. (the "Fund") offers two classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC of 1% imposed on redemptions made within one year of purchase. The two classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION --All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 1998, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1998, amounted to $14,639,775 and $17,505,975, respectively.

   At September 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation of investments amounted to $4,701,846.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities.

Notes to Financial Statements

Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor") (formerly Seligman Financial Services, Inc.), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $8,550 for sales of Class A shares, after commissions of $64,487 paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended September 30, 1998, fees incurred aggregated $133,429, or 0.22% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible; and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended September 30, 1998, fees incurred under the Plan amounted to $16,974, or 1% per annum of the average daily net assets of Class D shares.

   The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended September 30, 1998, such charges amounted to $492.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 1998, Seligman Services, Inc. received commissions of $362 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $10,296, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $89,399 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at September 30, 1998, of $36,073 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT -- Effective July 1, 1998, the Fund entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50% on an overnight basis. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

Financial Highlights

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, based on average shares outstanding.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

                                                                                        CLASS A
                                                                   --------------------------------------------------
                                                                                 YEAR ENDED SEPTEMBER 30,
                                                                   --------------------------------------------------
                                                                   1998        1997       1996       1995       1994
                                                                   -----       -----      -----      -----      -----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF YEAR........................         $7.56       $7.60      $7.59      $7.40      $8.24
                                                                   -----       -----      -----      -----      -----
Net investment income.....................................          0.35        0.36       0.39       0.39       0.41
Net realized and unrealized investment gain (loss)........          0.30        0.21       0.01       0.29      (0.74)
                                                                   -----       -----      -----      -----      -----
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS............          0.65        0.57       0.40       0.68      (0.33)
Dividends paid or declared................................         (0.35)      (0.36)     (0.39)     (0.39)     (0.41)
Distributions from net gain realized......................         (0.08)      (0.25)      --        (0.10)     (0.10)
                                                                   -----       -----      -----      -----      -----
NET INCREASE (DECREASE) IN NET ASSET VALUE................          0.22       (0.04)      0.01       0.19      (0.84)
                                                                   -----       -----      -----      -----      -----
NET ASSET VALUE, END OF YEAR..............................         $7.78       $7.56      $7.60      $7.59      $7.40
                                                                   =====       =====      =====      =====      =====

TOTAL RETURN BASED ON NET ASSET VALUE:                              8.87%       7.96%      5.37%      9.77%     (4.25)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets............................          1.02%       1.06%      1.02%      1.01%       0.90%
Net investment income to average net assets...............          4.54%       4.90%      5.06%      5.29%       5.24%
Portfolio turnover........................................         23.37%      20.22%     25.65%      4.66%      12.13%
NET ASSETS, END OF YEAR (000s omitted)....................       $61,739     $62,597    $66,293    $73,561     $73,942
Without management fee waiver:**
   Net investment income per share........................                                           $0.39       $0.40
   Ratios:
   Expenses to average net assets.........................                                            1.06%       1.07%
   Net investment income to average net assets............                                            5.24%       5.07%

------------------
See footnotes on page 14.

                                      13

Financial Highlights

                                                                                          CLASS D
                                                               ----------------------------------------------------------
                                                                        YEAR ENDED SEPTEMBER 30,                  2/1/94*
                                                               -------------------------------------------          TO
                                                               1998        1997         1996         1995         9/30/94
                                                               -----       -----        -----        -----        -------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD....................       $7.64       $7.68        $7.67        $7.48         $8.14
                                                               -----       -----        -----        -----         -----
Net investment income...................................        0.29        0.31         0.33         0.33          0.23
Net realized and unrealized investment gain (loss)......        0.30        0.21         0.01         0.29         (0.66)
                                                               -----       -----        -----        -----         -----
INCREASE (DECREASE) FROM INVESTMENT OPERATIONS..........        0.59        0.52         0.34         0.62         (0.43)
Dividends paid or declared..............................       (0.29)      (0.31)       (0.33)       (0.33)        (0.23)
Distributions from net gain realized....................       (0.08)      (0.25)        --          (0.10)          --
                                                               -----       -----        -----        -----         -----
NET INCREASE (DECREASE) IN NET ASSET VALUE..............        0.22       (0.04)        0.01         0.19         (0.66)
                                                               -----       -----        -----        -----         -----
NET ASSET VALUE, END OF PERIOD..........................       $7.86       $7.64        $7.68        $7.67         $7.48
                                                               =====       =====        =====        =====         =====
TOTAL RETURN BASED ON NET ASSET VALUE:                          7.97%       7.10%        4.56%        8.79%        (5.47)%

RATIOS/SUPPLEMENTAL DATA:

Expenses to average net assets..........................        1.80%       1.83%        1.79%        1.89%         1.75%+
Net investment income to average net assets.............        3.76%       4.13%        4.29%        4.45%         4.37%+
Portfolio turnover......................................       23.37%      20.22%       25.65%        4.66%        12.13%++
NET ASSETS, END OF PERIOD (000s omitted)................      $1,582      $1,282       $1,152       $1,190          $986
Without management fee waiver:**

   Net investment income per share......................                                             $0.33         $0.22
   Ratios:
   Expenses to average net assets.......................                                              1.94%         1.87%+
   Net investment income to average net assets..........                                              4.40%         4.25%+

------------------
 * Commencement of offering of Class D shares.
** During the periods stated, the Manager, at its discretion, waived a portion of its fees.
 + Annualized.
++ For the year ended September 30, 1994.

See Notes to Financial Statements.

                                      14

Report of Independent Auditors

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman New Jersey Municipal Fund, Inc. as of September 30, 1998, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998 by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman New Jersey Municipal Fund, Inc. as of September 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

New York, New York
October 30, 1998

Board of Directors

JOHN R. GALVIN 2, 4
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

ALICE S. ILCHMAN 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

JOHN E. MEROW  2, 4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
Trustee, The Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

WILLIAM C. MORRIS 1
Chairman
Chairman of the Board, J. & W. Seligman & Co.
   Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

JAMES Q. RIORDAN 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

ROBERT L. SHAFER 3, 4
Retired Vice President, Pfizer Inc.

JAMES N. WHITSON 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, CommScope, Inc.
Director, C-SPAN

BRIAN T. ZINO 1
President
President, J. & W. Seligman & Co.  Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company

Director Emeritus
FRED E. BROWN
Director and Consultant, J. & W. Seligman & Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee

Executive Officers

WILLIAM C. MORRIS
Chairman

BRIAN T. ZINO
President

THOMAS G. MOLES
Vice President

LAWRENCE P. VOGEL
Vice President

THOMAS G. ROSE
Treasurer

FRANK J. NASTA
Secretary


FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS

(800) 221-2450     Shareholder Services

(212) 682-7600     Outside the
                   United States

(800) 622-4597     24-Hour
                   Automated
                   Telephone Access Service

Glossary of Financial Terms

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT   OBJECTIVE  --  The  shared  investment  goal  of  a  fund  and  its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC.
(NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains updated or more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

-----------------
Adapted from the Investment Company Institute's 1998 Mutual Fund Fact Book.

                             SELIGMAN ADVISORS, INC.
                                 an affiliate of

                                   [LOGO]
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED

                                ESTABLISHED 1864

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman New Jersey Municipal Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                     TECNJ2 9/98


                                    SELIGMAN

                                   New Jersey
                               Municipal Fund, Inc.

                                  Annual Report
                               September 30, 1998

                                Providing Income
                              Exempt From Regular
                                  Income Tax